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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2003
                                                 ----------------

                                Score One, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          NV                          0-26717                    880409164
----------------------------    ----------------------           ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                    Identification No.)

Unit 2, 33/F, Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan, Hong Kong      NA
--------------------------------------------------------------------  ---------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code 011-852-2406-8978
                                                   -----------------

           ----------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

By letter dated January10, 2003, Clancy and Co., P.L.L.C.., the independent accountant that was previously engaged as the principal accountant to audit the registrant's financial statements, resigned. Lichter, Weil and Associates has been engaged by the board of directors as the principal accountant to audit the registrant's financial statements.

The former principal accountant's report on the financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with the former principal accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The registrant has authorized the former principal accountant to respond fully to any inquiries of the successor principal accountant. The registrant did not consult with the successor principal accountant regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure prior to it engagement.

The registrant has provided the successor principal accountant with a copy of the disclosure made in response to Item 304 of Regulation S-K, included herein, with the request that the successor furnish to the registrant a letter addressed to the Securities and Exchange Commission (SEC) containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements made by the registrant.

The registrant has provided the former principal accountant with a copy of the disclosures made in response to Item 304 of Regulation S-K, included herein, with the request that the former principal accountant furnish the registrant, within 10 days, with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant and, if not, stating the respects in which it does not agree.

The registrant will file by amendment as an exhibit to this report any letter furnished by the successor or former principal accountant.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements: None/Not Applicable.
     (b)  Pro Forma Financial Information: None/Not Applicable.
     (c)  Exhibits

          16 Letter re Change in Certifying Accountant (to be filed by amendment).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                       Score One, Inc.
                                            --------------------------------
                                                       (Registrant)

                                            /S/ Ho Wing Cheong
                                            --------------------------------
Date February 18, 2003                          Ho Wing Cheong, Director
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